UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2005

CITIGROUP MORTGAGE LOAN TRUST INC. (as depositor under an Indenture, dated as of August 31, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2005-6)

CITIGROUP MORTGAGE LOAN TRUST INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124036	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Greenwich Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Description of the Mortgage Pool

Citigroup Mortgage Loan Trust Inc. (the “Registrant”) plans a series of notes, entitled Citigroup Mortgage Loan Trust, Series 2005-6, Mortgage-Backed Notes (the “Certificates”), to be issued pursuant to an indenture, dated as of August 31, 2005, among Citigroup Mortgage Loan Trust 2005-6 as issuer, CitiMortgage, Inc. as securities administrator, Citibank, N.A. as Paying Agent, Note Registrar and Authenticating Agent and U.S. Bank National Association as indenture trustee. The Notes will represent in the aggregate the entire beneficial ownership interest in a trust estate (the “Trust Estate”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, first lien adjustable-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Computational Materials

Citigroup Global Markets Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as “Computational Materials”, in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Estate.

The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01.	Financial Statements and Exhibits
(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Computational Materials (as defined in Item 8.01) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust, Series 2005-6 Mortgage-Backed Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Peter D. Steinmetz
Name:	Peter D. Steinmetz
Title:	Vice President

Index to Exhibits

Exhibit No.	Description
99.1

Computational Materials (as defined in Item 5) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust, Series 2005-6, Mortgage-Backed Notes.